Exhibit 99.4

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                    [ ]

   Name and Address:                                 Nicholas J. Singer
                                                     650 Madison Avenue
                                                     26th Floor
                                                     New York, NY 10022

   Issuer and Ticker Symbol:                         Penn Octane Corporation
                                                     (POCC)

   Date of Earliest Transaction:                     5/29/08

   Relationship to Issuer:                           10% Owner

   Designated Filer:                                 Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                                Common Stock
   Transaction Date:                                 5/29/08
   Transaction Code:                                 P
   Securities Acquired:                              40,000
   Acquired or Disposed:                             A
   Price:                                            $1.7742
   Ownership Form:                                   I
   Amount Beneficially Owned After Transaction:      3,479,918
   Nature of Indirect Beneficial Ownership:          (1)

   Title of Security:                                Common Stock
   Transaction Date:                                 5/30/08
   Transaction Code:                                 P
   Securities Acquired:                              121,500
   Acquired or Disposed:                             A
   Price:                                            $1.9069
   Ownership Form:                                   I
   Amount Beneficially Owned After Transaction:      3,601,418
   Nature of Indirect Beneficial Ownership:          (1)

   Signature:                                        NICHOLAS J. SINGER


                                                     By: /s/ Scott Cohen
                                                         -----------------------
                                                         Name:  Scott Cohen
                                                         Title: Attorney-in-Fact